Exhibit 99.5

Lending Manual                                                     Loan Programs
Broker                                                             Programs 305B
                                                               September 1, 2001
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1.0  General

     Equity One's broker real estate loan programs are offered by Popular Financial Services, LLC. Broker products combine eligible customers' credit qualifications with available mortgage products.


2.0  Scope

     Broker loan products are designed to offer a wide variety of real estate products that satisfy the needs of most potential customers. The programs customers may qualify for are based on the following criteria:

     o    Type of lien (1st, 2nd, ARM, fully amortizing);
     o    Property  type  and  occupancy  (SFR,  Condo,  Townhouse,   2nd  home,
          Owner-occupied, non-owner occupied, mixed use/light commercial); o Debt Ratio;
     o    Mortgage History;
     o    Credit Profile; and
     0    Loan Amount.


3.0  Broker Products

     Broker products are listed below.

     3.1  Fully Amortizing First and Second Mortgages

          This is Popular Financial Services' main product. It features a set term, a fixed payment amount, and a rate that does not change over the life of the loan. It is available to all customers with all qualifications, A+ through C-.

     3.2  Adjustable Rate Mortgages (ARMs)

          ARM loans have a set term, but the interest rate is subject to change based on increases or decreases in the index rate. For Popular Financial Services, the index is LIBOR. ARM loans are attractive to customers who require the lowest possible initial rate and are willing to share in the risk that their rates and payments may increase over the life of the loan.

4.0  Credit Qualifications

     Popular Financial Services credit qualifications (A+ through C-) are described in the grids below.

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Popular Financial Services, LLC.                                    Page 1 of 5
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Loan Programs                                                      Programs 305B
Broker                                                         September 1, 2001
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     Popular Financial  Services credit  qualifications (A+ through C-) that are not subject to frequent change are described in the grid below. Credit qualifications that are subject to change are found on the Wholesale
     Pricing  Sheet  and  the  Wholesale  Pricing  Sheet  -  Mixed/Use  &  Light
     Commercial. Credit qualifications that are listed on the Pricing Sheets include:

     o    Products;
     o    Acceptable Collateral;
     o    Loan Size;
     o    Loan Terms;
     o    Debt to Income Ratio;
     o    Loan to Value (LTV) Ratio;
     o    Mortgage Payment History;
     o    FICO Range;
     o    Acceptable and Unacceptable Properties (M/U and light commercial; and
     o    Judgements and Unpaid Collections.



                  ------------- ------------- --------------- --------------
                       A+            A              A-              B
----------------- ------------- ------------- --------------- --------------
Employment        Generally,    Generally,    Generally, 2    Generally, 2
                  2 years       2 years       years with      years with
                  with same     with same     same firm or    same firm or
                  firm or in    firm or in    in  same        in  same
                  same field.   same field.   field.          field.
----------------- ------------- ------------- --------------- --------------
Credit Profile     Excellent        Good       Satisfactory   Satisfactory
----------------- ------------- ------------- --------------- --------------
Installment       No more than  No more than  No more than 2  No more than 2
& Credit Cards    1x30-59 days  2x30-59 days  X 30-59 days    days late in
                  late in       late in       late in last 12 last 12
                  last 12       last 12       months.  Must   months.
                  months.       months.       be current.
                  Must be       Must be
                  current.      current.
----------------- ------------- ------------- --------------- --------------
Bankruptcy        Chapter 7     Chapter 7     Chapter 7       Chapter 7
                  discharged    discharged    discharged      discharged
                  minimum of    minimum of    minimum of 5    minimum of 2
                  5 years       5 years       years with 2    years with 2
                  with 2        with 2        years           years
                  years         years         reestablished   reestablished
                  reestablished reestablished credit.         credit.
                  credit.       credit.       Chapter 13      Chapter 13
                  Chapter 13    Chapter 13    discharged      discharged
                  discharged    discharged    minimum 2       minimum 1
                  minimum 2     minimum 2     years with      years with
                  years with    years with    satisfactory    satisfactory
                  satisfactory  satisfactory  payment plan.   payment plan.
                  payment       payment
                  plan.         plan.
----------------- ------------- ------------- --------------- --------------
Derogatory        Employment    Employment    Employment      Employment
Credit            and           and           and residence   and
                  residence     residence     stability       residence
                  stability     stability     will be         stability
                  will be       will be       considered as   will be
                  considered    considered    an offsetting   considered
                  as an         as an         factor in       as an
                  offsetting    offsetting    determining     offsetting
                  factor in     factor in     credit grade.   factor in
                  determining   determining                   determining
                  credit        credit                        credit grade.
                  grade.        grade.
----------------- ------------- ------------- --------------- --------------




                   ------------- --------------- -------------- --------------
                        B-             C+              C             C-
-----------------  ------------- --------------- -------------- --------------
Employment         Generally,    Generally, 2    Generally, 2   Generally, 2
                   2 years       years with      years with     years with
                   with same     same firm or    same firm or   same firm or
                   firm or in    in  same        in  same       in  same
                   same field.   field.          field.         field.
-----------------  ------------- --------------- -------------- --------------
Credit Profile     Satisfactory       Fair           Fair           Fair
-----------------  ------------- --------------- -------------- --------------
Installment        No more than  No more than 4  No more than 4 No more than 4
& Credit Cards     30-59 days    days late in    days late in   days late in
                   late in       last 12         last 12        last 12
                   last 12       months.         months.        months.
                   months.


-----------------  ------------- --------------- -------------- --------------
Bankruptcy         Chapter 7     Chapter 7       Chapter 7      Chapter 7
                   discharged    discharged      discharged     discharged
                   minimum of    minimum of 1    minimum of 1   minimum of 1
                   1 year with   year with 1     year with 1    year with 1
                   1 year        year            year           year
                   reestablished reestablished   reestablished  reestablished
                   credit.       credit.         credit.        credit.
                   Chapter 13    Chapter 13      Chapter 13     Chapter 13
                   discharged    with 2 years    with 2 years   with 2 years
                   minimum 1     satisfactory    satisfactory   satisfactory
                   year with     payment plan    payment plan   payment plan
                   satisfactory  and Trustee     and Trustee    and Trustee
                   payment       permission.     permission.    permission.
                   plan.

-----------------  ------------- --------------- -------------- --------------
Derogatory         Employment    Employment      Employment     Employment
Credit             and           and residence   and            and
                   residence     stability       residence      residence
                   stability     will be         stability      stability
                   will be       considered as   will be        will be
                   considered    an offsetting   considered     considered
                   as an         factor in       as an          as an
                   offsetting    determining     offsetting     offsetting
                   factor in     credit grade.   factor in      factor in
                   determining                   determining    determining
                   credit                        credit grade.  credit grade.
                   grade.
-----------------  ------------- --------------- -------------- --------------


5.0  Special Income Verification Programs

     Special documentation programs feature non-standard income verification requirements for qualified self-employed customers and customers with supplemental income who do not wish to or cannot substantiate all of their income.

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Page 2 of 5                                     Popular Financial Services, LLC.

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Lending Manual                                                     Loan Programs
Broker                                                             Programs 305B
                                                               September 1, 2001
--------------------------------------------------------------------------------

     5.1  Alt Doc A and A- Program

          The Alternative Documentation programs offer an alternative for both self-employed and employed applicants with supplemental income who are unable to substantiate all of their income via 1040's. Although self-employed and supplemental income is not verified through normal means, the following items are required:
          o    Two year employment history;
          o Verification of cash flow and active business via 24 months personal or business bank statements (to prove business viability for the last two years); and
          o Copy of business license or letter from accountant, if not licensed.

          Income derived from employment that is verifiable (W2, 1099, fixed income, paystub, etc.) must be verified through normal means. i.e. one spouse gainfully employed. All alt doc loans must have a signed application in file stating the amount of income claimed by the borrower(s) and claimed income must meet or exceed debt to income guidelines.

          Customers who qualify for the Alt Doc A or A- rates must meet A and A-credit guidelines, respectively. These programs are available for first and second liens; fixed and ARMs.

     5.2  Alt Doc B Program

          This program has the same income verification requirements as the Alt Doc A program, but is available to customers who do not meet the A program's credit requirements. Alt Doc B customers must meet B credit guidelines. The Alt Doc B program is available for first and second liens; fixed and ARMs.

     5.3  Lite Doc A and A- Program

          The Lite Documentation program offers an alternative for self-employed applicants who are unable to substantiate all of their income via
          1040's. It has similar income verification requirements to those of the Alt Doc program. Lite Doc A and A- programs require only 6 months bank statements, whereas the Alt Doc program requires 24.

          Customers who qualify for the Lite Doc A and A- rates must meet A and A- credit guidelines, respectively. These programs are available for first and second liens; fixed and ARMs.

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Popular Financial Services, LLC.                                    Page 3 of 5
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Loan Programs                                                      Programs 305B
Broker                                                         September 1, 2001
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     5.4  Lite Doc B Program

          This program has the same income verification requirements (6 months bank statements) as the Lite Doc A program, but is available to customers who do not meet the A program's credit requirements. Lite Doc B customers must meet B credit guidelines. The Lite Doc B program is available for first and second liens; fixed and ARMs.

     5.5  Stated Income A and A- Program

          The Stated Income program offers an alternative for self-employed, commissioned, and supplemental income applicants who are unable to substantiate their income. Although income is not verified, the signed credit application must reflect both a five year employment history and the amount of annual income claimed by the borrower. A business license, yellow pages advertisement and/or proof of active business existence is required.

          The underwriting decision is based heavily on collateral, which must be in an appreciating or stable area. Two appraisals may be required on questionable values. Section 32 is not available with this program. No owner carryback financing on purchases unless 10% downpayment. Two years seasoning is required for cash out refinances.

          Customers who qualify for Stated Income A or A- rates must meet A or A- credit guidelines. These programs are available for first and second liens; fixed and ARMs.

     5.6  Stated Income "B" Program

          This program has the same income verification requirements as the Stated Income A program, but is available to customers who do not meet the A program's credit requirements. Stated Income B customers must meet B credit guidelines. The program is available for first liens only; fixed and ARMs. Second mortgages may not be purchased under this program.


6.0  Mixed Use/Light Commercial Programs

     The mixed use/light commercial program is a business purpose loan secured with the business' real estate. Mixed use and commercial programs are available to A and B quality customers as both full documentation and as Limited Documentation programs. A and B customers (full doc and alt doc) must meet the A and B credit guidelines.

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Page 4 of 5                                     Popular Financial Services, LLC.
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Lending Manual                                                     Loan Programs
Broker                                                             Programs 305B
                                                               September 1, 2001
--------------------------------------------------------------------------------


     6.1  Acceptable and Unacceptable Properties

          Examples of acceptable and unacceptable properties are listed on the Wholesale Pricing Sheet - Mixed Use & Light Commercial.


7.0  Pricing Sheets

     Current features of Popular Financial Services' wholesale products are listed on the monthly Wholesale Pricing Sheet and the Wholesale Pricing Sheet - Mixed Use & Light Commercial pricing sheets that are provided to Regional Processing Centers and Account Managers.


8.0  Wholesale Lending Guidelines Booklet

     The Wholesale Lending Guidelines booklet contains condensed descriptions and requirements for Popular Financial broker programs. The booklets are to be distributed only to approved brokers.


9.0  Questions

     Questions about this policy should be directed to Headquarters.

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Popular Financial Services, LLC.                                    Page 5 of 5